UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. )

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The Cushing MLP Total Return Fund

The Cushing Royalty & Income Fund

The Cushing Renaissance Fund

(Names of Registrants as Specified In Their Charters)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE CUSHING® MLP TOTAL RETURN FUND (NYSE: SRV)

THE CUSHING® ROYALTY & INCOME FUND (NYSE: SRF)

THE CUSHING® RENAISSANCE FUND (NYSE: SZC)

8117 Preston Road, Suite 440

Dallas, Texas 75225

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

To be held on May 23, 2013

Notice is hereby given to the shareholders of each of The Cushing® MLP Total Return Fund (“SRV”), The Cushing® Royalty & Income Fund (“SRF”) and The Cushing® Renaissance Fund (“SZC”) (SRV, SRF and SZC are each referred to herein as a “Fund” and collectively as the “Funds”) that the Joint Annual Meeting of Shareholders of the Funds (the “Annual Meeting”) will be held at 8117 Preston Road, Suite 440, Dallas, Texas 75225 on May 23, 2013 at 9:00 A.M. (Central time). The Annual Meeting is being held for the following purposes:

1. To elect Trustees in the following manner (the “Election of the Trustees”):

(a)

With respect to SRV only: To elect the Class III Trustee nominee named in the accompanying joint proxy statement, Mr. Ronald P. Trout, to hold office until SRV’s 2016 annual meeting or until his successor is elected and duly qualified.

(b)

With respect to each of SRF and SZC: To elect the Class I Trustee nominees named in the accompanying joint proxy statement, Messrs. Brian R. Bruce and Ronald P. Trout, to hold office until each of SRF’s and SZC’s 2015 annual meeting or until their respective successors are elected and duly qualified.

2. To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

THE BOARD OF TRUSTEES OF EACH FUND (COLLECTIVELY, THE “BOARD”), INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF NOMINEES OF THE BOARD LISTED IN THE ACCOMPANYING JOINT PROXY STATEMENT FOR YOUR FUND.

The Board has fixed the close of business on April 19, 2013 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy or proxies in the postage-paid envelope provided so your shares will be represented at the Annual Meeting.

If you owned shares in more than one Fund as of the close of business on April 19, 2013, you may receive more than on proxy card. Please be certain to sign, date and return each proxy card you receive from us.

By order of the Board,

Barry Y. Greenberg,
Secretary of each Fund

Dallas, Texas

April 24, 2013

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE ANNUAL MEETING, HOWEVER, WILL NOT REVOKE A PREVIOUSLY GIVEN PROXY.

IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU ARE A RECORD HOLDER OF A FUND’S SHARES, IN ORDER TO GAIN ADMISSION YOU WILL BE REQUIRED TO SHOW VALID PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER CUSTODIAN, IN ORDER TO GAIN ADMISSION YOU WILL BE REQUIRED TO SHOW VALID PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE, AND SATISFACTORY PROOF OF OWNERSHIP OF SHARES OF A FUND, SUCH AS YOUR VOTING INSTRUCTION FORM (OR A COPY THEREOF) OR BROKER’S STATEMENT INDICATING OWNERSHIP AS OF A RECENT DATE. IF YOU HOLD YOUR SHARES IN A BROKERAGE ACCOUNT OR THROUGH A BANK OR OTHER NOMINEE, YOU WILL NOT BE ABLE TO VOTE IN PERSON AT THE ANNUAL MEETING UNLESS YOU HAVE PREVIOUSLY REQUESTED AND OBTAINED A “LEGAL PROXY” FROM YOUR BROKER, BANK OR OTHER NOMINEE AND PRESENT IT AT THE ANNUAL MEETING.

YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD(S), OR VOTE BY TELEPHONE OR THE INTERNET TODAY.

THE CUSHING® MLP TOTAL RETURN FUND (NYSE: SRV)

THE CUSHING® ROYALTY & INCOME FUND (NYSE: SRF)

THE CUSHING® RENAISSANCE FUND (NYSE: SZC)

PROXY STATEMENT

FOR

JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 23, 2013

This joint proxy statement (“Proxy Statement”) is furnished to the holders of common shares of beneficial interest, par value $0.001 per share of The Cushing® MLP Total Return Fund (“SRV”), The Cushing® Royalty & Income Fund (“SRF”) and The Cushing® Renaissance Fund (“SZC”) (SRV, SRF and SZC are each referred to herein as a “Fund” and collectively as the “Funds”) in connection with the solicitation by the Board of Trustees of each Fund (collectively, the “Board”) of proxies to be voted at the Joint Annual Meeting of Shareholders of the Funds to be held on May 23, 2013, and any adjournment, postponement or delay thereof (the “Annual Meeting”). The Annual Meeting will be held at 8117 Preston Road, Suite 440, Dallas, Texas 75225 on May 23, 2013 at 9:00 A.M. (Central time). If you need to obtain directions to be able to attend the Annual Meeting and vote in person, please contact us at 1-888-777-2346.

This document gives you the information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Shareholders (“Notice of Annual Meeting”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you do not understand, please contact us at our toll-free number 1-888-777-2346. The Notice of Annual Meeting, the proxy and this Proxy Statement are first being mailed to each Fund’s shareholders on or about April 26, 2013.

•	Why is a shareholder meeting being held?

The common shares of each Fund are listed on the New York Stock Exchange (“NYSE”), and the rules of the NYSE require each Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year.

•	What matters will be voted on?

Shareholders of the Funds are being asked to elect Trustees in the following manner:

(a)

With respect to SRV only: To elect the Class III Trustee nominee named in this Proxy Statement, Mr. Ronald P. Trout, to hold office until SRV’s 2016 annual meeting or until his successor is elected and duly qualified.

(b)

With respect to each of SRF and SZC: To elect the Class I Trustee nominees named in this Proxy Statement, Messrs. Brian R. Bruce and Ronald P. Trout, to hold office until each of SRF’s and SZC’s 2015 annual meeting or until their respective successors are elected and duly qualified.

•	Will my vote make a difference?

Yes! Your vote is important and could make a difference in the governance of the Fund(s), no matter how many shares you own.

•	Who is asking for my vote?

The enclosed proxy is solicited by the Board of each Fund for use at the Annual Meeting to be held on May 23, 2013, and, if the Annual Meeting is adjourned, postponed or delayed, at any later meeting(s), for the purposes stated in the Notice of Annual Meeting.

•	How many votes are required to elect a Trustee nominee?

The affirmative vote of a plurality of the shares present in person or by proxy for each Fund at the Annual Meeting at which a quorum (i.e., one-third of the outstanding shares of each Fund entitled to vote at the Annual Meeting) is present is necessary to elect a Trustee nominee.

•	How does the Board recommend that shareholders vote?

The Board unanimously recommends that you vote “FOR” the Trustee nominees named in this Proxy Statement for your Fund.

The Board has reviewed the qualifications and backgrounds of the Board’s nominees and believes that they are experienced in overseeing investment companies and are familiar with the Funds, their investment strategies and operations and the investment adviser of the Funds. The Board has approved the nominees named in this Proxy Statement and believes their election is in your best interests as shareholders.

•	Who is eligible to vote?

Shareholders of record of each Fund at the close of business on April 19, 2013, are entitled to be present and to vote at the Annual Meeting or any adjournment, postponement or delay thereof. Each share is entitled to one vote. Shares represented by your duly executed proxy/proxies will be voted in accordance with your instructions. If you sign a proxy card, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendations. If any other business is brought before the Annual Meeting, your shares will be voted at your proxy’s discretion unless you specify otherwise in your proxy.

•	Who will bear the costs of proxy solicitation?

The costs of soliciting proxies will be borne by the Funds.

•	How do you vote your Shares?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if a shareholder executed multiple proxy cards with respect to a Fund, shares are voted in accordance with the proxy card bearing the latest date.

If you attend the Annual Meeting and wish to vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you will be required to show valid photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you will be required to show valid photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

All shares represented by your duly executed proxy/proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein.

If you sign the proxy card(s), but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendations. If any other business is brought before the Annual Meeting, your shares will be voted at your proxies’ discretion unless you specify otherwise in your proxy.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Funds, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting. Merely attending the Annual Meeting, however, will not revoke a previously submitted proxy.

Broker-dealers that hold a Fund’s common shares in “street name” for the benefit of their customers will request the instructions of such customers on how to vote their common shares on the election of the Trustees. The Funds understand that, under the rules of the NYSE, such broker-dealers may for certain “routine” matters, without instructions from their customers, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealers’ request for voting instructions. The election of Trustees is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a properly executed proxy card may have their shares voted by broker-dealers in favor of the proposal. A properly executed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal. Broker-dealers that are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. Therefore, you are encouraged to contact your broker-dealer and record your voting instructions.

•	Why does this Proxy Statement list multiple closed-end funds?

The Funds have similar proposals and it is cost-efficient to have a joint Proxy Statement and joint Annual Meeting. In the event that any shareholder present at the Annual Meeting objects to the holding of a joint meeting and moves for the adjournment of his or her Fund’s meeting to a time immediately after the Annual Meeting so that each Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. The quorum requirements for the Funds are independent. The failure of a Fund to achieve a quorum may result in an adjournment of such Fund’s Annual Meeting but will not impact the ability of the other Funds to proceed with their Annual Meeting if such Funds achieve a quorum. Shareholders of each Fund will vote separately on the respective proposal relating to their Fund. In any event, an unfavorable vote on any proposal by the shareholders of one Fund will not affect the implementation of such proposal by another Fund if the proposal is approved by the shareholders of that Fund.

•	How many shares of each Fund were outstanding as of the record date?

At the close of business on April 19, 2013, the Funds had the following common shares outstanding:

Fund	Number of Common Shares Outstanding
SRV	33,369,886
SRF	9,590,133
SZC	6,054,188

Proposal #1: Election of the Trustees

The rules of the NYSE require each Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year. Shareholders of the Funds are being asked to elect Trustees in the following manner:

(a)

With respect to SRV only: To elect the Class III Trustee nominee named in this Proxy Statement, Mr. Ronald P. Trout, to hold office until SRV’s 2016 annual meeting or until his successor is elected and duly qualified.

(b)

With respect to each of SRF and SZC: To elect the Class I Trustee nominees named in this Proxy Statement, Messrs. Brian R. Bruce and Ronald P. Trout, to hold office until each of SRF’s and SZC’s 2015 annual meeting or until their respective successors are elected and duly qualified.

Composition of the Board of Trustees

(a)	With Respect to SRV Only:

The Trustees of SRV are classified into three classes of Trustees. Set forth below are the current classes of Trustees:

Class I Trustee*	Class II Trustees**	Class III Trustee***
Brian R. Bruce	Edward N. McMillan	Ronald P. Trout
Jerry V. Swank

*	It is currently anticipated that the Class I Trustee will next stand for election at SRV’s 2014 annual meeting of shareholders.
**	It is currently anticipated that the Class II Trustees will next stand for election at SRV’s 2015 annual meeting of shareholders.
***	The Class III Trustee is standing for election at the Annual Meeting.

(b)	With Respect to each of SRF and SZC:

The Trustees of each of SRF and SZC are classified into two classes of Trustees. Set forth below are the current classes of Trustees:

Class I Trustees*	Class II Trustees**
Brian R. Bruce	Edward N. McMillan
Ronald P. Trout	Jerry V. Swank

*	The Class I Trustees are standing for election at the Annual Meeting.
**	It is currently anticipated that the Class II Trustees will next stand for election at SRF’s and SZC’s 2015 annual meeting of shareholders.

Each Trustee nominee, if elected at the Annual Meeting, will hold office for a term in accordance with his respective class or until his respective successor shall have been elected and duly qualified. The other Trustees of each Fund will continue to serve under their current terms and will stand for re-election at subsequent annual meetings of shareholders as indicated above.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of each Trustee nominee named in this Proxy Statement. Each Trustee nominee named in this Proxy Statement has agreed to continue to serve as a Trustee of their respective Fund if elected at the Annual Meeting. If, however, a designated Trustee nominee declines or otherwise becomes unavailable for election, the proxy confers discretionary power on the person named therein to vote in favor of a substitute Trustee nominee or nominees as each Fund’s Nominating and Corporate Governance Committee may select.

Certain information concerning the Trustees and the officers of the Funds is set forth in the table below. The “interested” Trustees (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”))

are indicated by an asterisk(*). Independent Trustees are those who are not interested persons of (i) the Funds, (ii) the Funds’ investment adviser, Cushing® MLP Asset Management, LP (the “Adviser”), or (iii) a principal underwriter of the Funds and who satisfy the requirements contained in the definition of “independent” as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Independent Trustees”).

Trustees and Trustee Nominees

Name, Year of Birth and Address(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships/ Trusteeships Held During Past Five Years
Independent Trustees

Brian R. Bruce (1955)	Trustee and Chairman of the Audit Committee	†	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser). Previously, Director of Southern Methodist University’s ENCAP Investment & LCM Group Alternative Asset Management Center (2006 to 2011). Previously, Chief Investment Officer of Panagora Asset Management, Inc. (1999 to 2007) (investment management company).	7	CM Advisers Family of Funds (2 series) and Dreman Contrarian Funds (2 series) (2007-present).

Edward N. McMillan (1947)	Trustee and Lead Independent Trustee	†	Retired. Private investor with over 35 years of experience in asset management, investment banking and general business matters.	7	None

Ronald P. Trout (1939)	Trustee and Chairman of the Nominating and Corporate Governance Committee	†	Retired. Previously, a founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	7	Dorchester Minerals LP (2008-present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.).

Name, Year of Birth and Address(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships/ Trusteeships Held During Past Five Years
Interested Trustee

Jerry V. Swank (1951)*	Trustee, Chairman of the Board and Chief Executive Officer	†	Managing Partner of the Adviser, portfolio manager of the Funds (2007 to present) and founder of Swank Capital, LLC (2000-present).	7	E-T Energy Ltd. (2008 to present) (developing, operating, producing and selling recoverable bitumen); Central Energy Partners, LP (2010 to present) (storage and transportation of refined petroleum products and petrochemicals).

(1)	The business address of each current Trustee is c/o Cushing® MLP Asset Management, LP, 8117 Preston Road, Suite 440, Dallas, Texas 75225.
(2)	The “Fund Complex” includes each registered investment company for which the Adviser serves as investment adviser. As of the date of this Proxy Statement, there are seven funds in the Fund Complex.
*	Mr. Swank is an “interested person” of the Funds, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Adviser.
†

Each Trustee is generally expected to serve a term as set forth herein under “Composition of the Board of Trustees.” Each Trustee has served as a Trustee of each respective Fund since each Fund’s inception (2007 for SRV and 2012 for SRF and SZC).

Trustee Qualifications

The Board has determined that each Trustee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve as a Trustee were the following: (i) availability and commitment to attend meetings and perform the responsibilities of a Trustee, (ii) personal and professional background, (iii) educational background, (iv) financial expertise, and (v) ability, judgment, attributes and expertise. In respect of each Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should serve as a Trustee of the Funds.

Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC.

Brian R. Bruce. Mr. Bruce has served as a Trustee of funds in the Fund Complex since 2007. Through his experience as a Trustee of and Chairman of the Audit Committee of funds in the Fund Complex and certain other registered investment companies, as a former professor at Southern Methodist University’s Cox School of Business and former Director of the ENCAP Investments & LCM Group Alternative Asset Management Center and as a chief executive officer, and formerly chief investment officer, of investment management firms, Mr. Bruce is experienced in financial, accounting, regulatory and investment matters.

Edward N. McMillan. Mr. McMillan has served as a Trustee of funds in the Fund Complex since 2007. Through his experience as lead Independent Trustee of funds in the Fund Complex, over 35 years of investment management experience, including as president of a small cap equity management firm, and prior service as chairman of the board of four registered investment companies, Mr. McMillan is experienced in financial, regulatory and investment matters.

Ronald P. Trout. Mr. Trout has served as a Trustee of funds in the Fund Complex since 2007. Through his experience as a Trustee of and Chairman of the Nominating and Corporate Governance Committee of funds in the Fund Complex, as founding partner and senior vice president of an investment management firm and his service on the board of a publicly traded natural resources company, Mr. Trout is experienced in financial, regulatory and investment matters.

Jerry V. Swank. Mr. Swank has served as a Trustee of funds in the Fund Complex since 2007. Through his experience as a Trustee and chairman of the Board of funds in the Fund Complex, managing partner of the Adviser and founder of Swank Capital, LLC and his extensive professional experience, with investment firms and an oil & gas research and consulting, Mr. Swank is experienced in financial, regulatory and investment matters.

Board’s Leadership Structure

The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Funds’ day-to-day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board is currently comprised of four Trustees, three of whom are classified under the 1940 Act as “non-interested” persons of the Funds and one of whom is classified as an “interested person” of the Funds. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees, if required by applicable law.

An Interested Trustee, Mr. Jerry V. Swank, currently serves as Chairman of the Board. The Chairman of the Board presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Independent Trustees have selected Mr. Edward N. McMillan as lead Independent Trustee. The lead Independent Trustee participates in the planning of Board meetings, seeks to encourage open dialogue and independent inquiry among the trustees and management, and performs such other functions as may be requested by the Independent Trustees from time to time.

The Board meets regularly four times each year to discuss and consider matters concerning the Funds, and also holds special meetings to address matters arising between regular meetings. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone. The Independent Trustees are advised by independent legal counsel and regularly meet outside the presence of management.

The Trustees have determined that the efficient conduct of the Trustees’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The committees of the Board are the Audit Committee and the Nominating and Corporate Governance Committee. The functions and role of each Committee are described below under “Board Committees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board has determined that this leadership structure, including a Chairman of the Board who is an Interested Trustee, a Lead Independent Trustee, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Funds. In reaching this conclusion, the Board considered, among other things, the role of the Adviser in the day-to-day management of the Funds’ affairs, the extent to which the work of the Board will be conducted through the Committees, the projected net assets of the Funds and the management, distribution and other service arrangements of the Funds. The Board also believes that its structure, including the presence of one Trustee who is an executive officer of the Adviser, facilitates an efficient flow of information concerning the management of the Funds to the Independent Trustees.

Board’s Role in Risk Oversight

The Funds have retained the Adviser to provide investment advisory services and certain administrative services. The Adviser is primarily responsible for the management of risks that may arise from the Funds’ investments and operations. Certain employees of the Adviser serve as the Funds’ officers, including the Funds’ President, Chief Executive Officer, Chief Compliance Officer, Secretary, Chief Financial Officer and Vice President. The Board oversees the performance of these functions by the Adviser, both directly and through the Committee structure the Board has established. The Board receives from the Adviser reports on a regular and as-needed basis relating to the Funds’ investment activities and to the actual and potential risks of the Funds, including reports on investment risks, compliance with applicable laws, and the Funds’ financial accounting and reporting. In addition, the Board meets periodically with the portfolio managers of each Fund to receive reports regarding the portfolio management of each Fund and its performance and investment risks.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures of the Funds that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board discusses relevant risks affecting the Funds with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

Officers of the Funds

The following information relates to the executive officers of the Funds who are not Trustees. Fund officers receive no compensation from the Funds but may also be officers or employees of the Adviser and may receive compensation in such capacities.

Name, Year of Birth and Address(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years
Executive Officers
Daniel L. Spears (1972)	President	Officer since 2010	Partner and Portfolio Manager of the Adviser (2006—Present). Previously, investment banker at Banc of America Securities, LLC (1998—2006).

John H. Alban (1963)	Chief Financial Officer and Treasurer	Officer since 2010	Chief Operating Officer (“COO”) and Chief Financial Officer (“CFO”) of the Adviser (2010—Present). Previously, Chief Administrative Officer of NGP Energy Capital Management (2007—2009); COO of Spinnerhawk Capital Management, L.P. (2005—2007).

Name, Year of Birth and Address(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years

Barry Y. Greenberg (1963)	Chief Compliance Officer and Secretary	Officer since 2010	General Counsel and Chief Compliance Officer of the Adviser (2010—Present). Previously, Partner at Akin Gump Strauss Hauer & Feld LLP (2005—2010); Vice President, Legal, Compliance and Administration, American Beacon Advisors (1995—2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988—1995).

Judd B. Cryer (1973)	Vice President	Officer since 2011	Senior Vice President and Research Analyst of the Investment Adviser (2005—present). Previously, a consulting engineer at Utility Engineering Corp. (1999—2003) and a project manager with Koch John Zink Company (1996—1998).

(1)	The business address of each officer is c/o Cushing® MLP Asset Management, LP, 8117 Preston Road, Suite 440, Dallas, Texas 75225.
(2)

Term of office is at the discretion of the Board or until a successor has been duly elected and qualified. The year set forth above is the earliest year in which the officer was appointed as an officer of any Fund.

Board Committees

The Trustees have determined that it is desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. Currently, the two committees of the Board are the Audit Committee and the Nominating and Corporate Governance Committee.

Audit Committee

The Audit Committee, composed of all of the Independent Trustees, is charged with selecting a firm of independent registered public accountants for the Funds and reviewing accounting matters with the accountants.

The members of the Audit Committee are Messrs. Bruce (Chairman), McMillan and Trout, all of whom are Independent Trustees. The Board has determined that Mr. Bruce is an audit committee financial expert and is independent for the purpose of the definition of audit committee financial expert as applicable to the Funds.

The report of the Audit Committee is set forth in Appendix A to this Proxy Statement.

The Audit Committee is governed by a written charter. A copy of the Audit Committee charter is available on the Funds’ website at www.cushingcef.com.

The Audit Committee’s Pre-Approval Policies and Procedures

In accordance with the adopted pre-approval policies and procedures, the Audit Committee has pre-approved all audit and non-audit services provided to the Funds by their independent registered public accounting firm. The Audit Committee has delegated to the Chairman of the Audit Committee, either acting alone or acting together with any other member of the Audit Committee, the authority to pre-approve any audit or permissible non-audit services, provided, however, that the Chairman of the Audit Committee remains responsible for reporting any pre-approvals granted to the full Audit Committee at its next scheduled meeting.

Pre-approval by the Audit Committee of any permissible non-audit services is not, however, required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by a Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or the Chairman.

During the fiscal year ended November 30, 2012, all non-audit services provided by the Funds’ independent registered public accounting firm to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser, were pre-approved by each Funds’ Audit Committee. For more information about the Funds’ independent registered public accounting firm, see “Additional Information — Independent Auditors.”

The Nominating and Corporate Governance Committee

The purposes of the Nominating and Corporate Governance Committee are to review and make recommendations on the composition of the Board, develop and make recommendations to the Board regarding corporate governance matters and practices, and review and make recommendations to the Board with respect to any compensation to be paid to certain persons including the CCO of the Funds and the Independent Trustees. The Nominating and Corporate Governance Committee is composed of all of the Independent Trustees: Messrs. Trout (Chairman), Bruce and McMillan. The Funds’ Independent Trustees meet regularly as a group in executive session.

As part of its duties, the Nominating and Corporate Governance Committee makes recommendations to the full Board with respect to candidates for the Board. The Nominating and Corporate Governance Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating and Corporate Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating and Corporate Governance Committee, a shareholder must submit the recommendation in writing and must include:

•	The name of the shareholder and evidence of the person’s ownership of shares of a Fund, including the number of shares owned and the length of time of ownership; and

•

The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Trustee of the Funds and the person’s consent to be named as a Trustee if selected by the Nominating and Corporate Governance Committee and nominated by the Board.

The shareholder recommendation and information described above must be sent to the Secretary of the Funds, c/o Cushing® MLP Asset Management, LP, 8117 Preston Road, Suite 440, Dallas, Texas 75225 and must be received by the Secretary not less than 120 days prior to the anniversary date of the Funds’ most recent annual meeting of shareholders. The Nominating and Corporate Governance Committee believes that the minimum qualifications for serving as a Trustee of the Funds are that a candidate demonstrates, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Funds and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating and Corporate Governance Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Funds. The Nominating and Corporate Governance Committee does not have a formal policy regarding the consideration of diversity in identifying trustee candidates. For a discussion of experiences, qualifications, attributes or skills supporting the appropriateness of each Trustee’s service on the Board, see the biographical information of the Trustees above in the section entitled “Trustees and Trustee Nominees.”

A copy of the Nominating and Corporate Governance Committee charter is available on the Funds’ website at www.cushingcef.com.

Shareholder Communications to the Trustees

Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Funds c/o Cushing® MLP Asset Management, LP at 8117 Preston Road, Suite 440, Dallas, Texas 75225.

Trustee Beneficial Ownership of Securities

As of April 19, 2013 the Trustees owned common shares of the Funds in the following amounts:

Trustee	Dollar Range of Equity Securities in SRV	Dollar Range of Equity Securities in SRF	Dollar Range of Equity Securities in SZC	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustees in Family of Registered Investment Companies(1)
Independent Trustees
Brian R. Bruce	$50,001-$100,000	None	None	$50,001-$100,000
Edward N. McMillan	$50,001-$100,000	None	None	$50,001-$100,000
Ronald P. Trout	$10,001-$50,000	None	None	$10,001-$50,000
Interested Trustee
Jerry V. Swank(2)	Over $100,000	Over $100,000	Over $100,000	Over $100,000

(1)	As of April 19, 2013, the family of registered investment companies consisted of seven funds.
(2)

Includes shares owned directly and indirectly. An affiliate of the Adviser purchased shares of each Fund in order to provide over $100,000 of net capital as required by the 1940 Act. Mr. Swank may be deemed to be a beneficial owner of the Funds’ shares by virtue of his control over the Adviser and the affiliate that purchased the shares.

The table below indicates the number of Shares of each Fund owned by each Trustee and officer of the Fund as of April 19, 2013.

Trustee or Officer	Securities of SRV		Securities of SRF	Securities of SZC
Independent Trustees
Brian R. Bruce	5,700		0	0
Edward N. McMillan	15,000	(1)	2,000	4,000
Ronald P. Trout	3,000		0	0
Interested Trustee
Jerry V. Swank	80,810	(2)	9,188	4,188
Officers
John H. Alban	1,000		250	0
Barry Y. Greenberg	0		250	0
Daniel L. Spears	6,700	(3)	1,000	500
Judd B. Cryer	0		325	0

(1)	Includes shares held directly and as attorney in fact or spouse and as trustee for a family member.
(2)

Includes shares held by one or more investment funds that may be deemed to be controlled, directly or indirectly, by Ms. Swank by virtue of the fact that Mr. Swank serves as the manager of the general partner of such fund’s general partner and shares held by the Adviser that Mr. Swank may also be deemed to indirectly beneficially own by virtue of his control of the Adviser.

(3)	Includes shares held in spouse’s IRA account and shares held in an account for minor children.

As of April 19, 2013, each Trustee and officer and the Trustees and officers of each Fund as a group owned less than 1% of the outstanding Shares of each Fund.

Board Meetings

It is the Funds’ policy to encourage Trustees to attend annual meetings. Four regular meetings and one special meeting of the Board were held during the fiscal year ended November 30, 2012.

Three meetings of the Audit Committee and three meetings of the Nominating and Corporate Governance Committee were held during the fiscal year ended November 30, 2012.

During the fiscal year ended November 30, 2012, each Trustee of the Funds attended at least 75% of the aggregate of: (i) all regular meetings of the Board; and (ii) all meetings of all committees of the Board on which the Trustee served.

Trustee Compensation

The following table provides information regarding the compensation of the Trustees for the fiscal year ended November 30, 2012:

Trustee	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses(1)	Estimated Annual Benefits Upon Retirement(1)	Total Compensation from the Fund Complex(2)
Brian R. Bruce	†	None	None	$107,497
Edward N. McMillan	†	None	None	$107,497
Ronald P. Trout	†	None	None	$107,497
Jerry V. Swank	None	None	None	None

(1)	The Funds do not accrue or pay retirement or pension benefits to Trustees as of the date hereof.
(2)	The “Fund Complex” includes each registered investment company for which the Adviser serves as investment adviser. As of the date of this proxy statement, there were seven funds in the Fund Complex.
†	The amount of aggregate compensation payable by each Fund for its fiscal year ending November 30, 2012 is shown in the table below:

Fund	Brian R. Bruce	Edward N. McMillan	Ronald P. Trout	Jerry V. Swank
SRV	$35,000	$35,000	$35,000	None
SRF	$28,921	$28,921	$28,921	None
SZC	$ 7,576	$ 7,576	$ 7,576	None

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE TRUSTEE NOMINEES NAMED IN THIS PROXY STATEMENT FOR YOUR FUND.

Required Vote

The affirmative vote of a plurality of the shares present in person or by proxy at the Annual Meeting at which a quorum (i.e., one-third of the outstanding shares of each Fund entitled to vote at the Annual Meeting) is present is necessary to approve the Election of the Trustees.

Additional Information

Further Information About Voting and the Annual Meeting

One-third of the outstanding shares of each Fund entitled to vote at the Annual Meeting shall constitute a quorum at the Annual Meeting with respect to such Fund for purposes of conducting business at the Annual Meeting.

The Board has fixed the close of business on April 19, 2013 as the record date for the determination of shareholders of each Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of each Fund on that date will be entitled to one vote on each matter to be voted on for each share held and a fractional vote with respect to each fractional share with no cumulative voting rights.

For purposes of Proposal #1, abstentions or votes withheld will be counted as shares present at the Annual Meeting for purposes of a quorum, but will not affect the result of the vote on the Election of the Trustees. “Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of a quorum, but will not be considered entitled to vote with respect to the Election of the Trustees. Broker non-votes, therefore, will not count as “For” or “Against” the Election of the Trustees.

Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date.

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you will be required to show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you will be required to show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

All shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your shares will be voted at the proxies’ discretion.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Funds, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting. Merely attending the Annual Meeting, however, will not revoke a previously submitted proxy.

Discretionary Voting

Broker-dealers that hold a Fund’s common shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their common shares on the

Election of the Trustees. The Funds understand that, under the rules of the NYSE, such broker-dealers may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealers’ request for voting instructions. The Election of Trustees is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealers in favor of the proposal. A properly executed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal. Broker-dealers that are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. Therefore, you are encouraged to contact your broker-dealer and record your voting instructions.

Proxy Solicitation

The Funds have retained Georgeson, Inc. to assist in the solicitation of proxies for a fee of $1,500 per Fund plus any additional service costs and reimbursements of expenses. The Funds will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing, printing and mailing the Proxy Statement and its enclosures. Each Fund shall pay a pro rata portion (based on respective net assets) of such costs and expenses.

The Funds’ officers and employees of the Adviser (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Funds for such out-of-pocket expenses.

Investment Adviser

Cushing® MLP Asset Management, LP, acts as each Fund’s investment adviser (the “Adviser”). The Adviser is responsible for making investment decisions with respect to the investment of each Fund’s assets. The Adviser is located at 8117 Preston Road, Suite 440, Dallas, Texas 75225.

Administrator

U.S. Bancorp Fund Services, LLC, located at 811 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the Funds’ administrator.

Independent Auditors

Ernst & Young LLP (“Ernst & Young”) has been selected as the Funds’ independent registered public accounting firm by the Audit Committee and ratified by a majority of each Fund’s Board, including a majority of the Independent Trustees, to audit the accounts of the Funds for and during the fiscal year ended November 30, 2012. Representatives of Ernst & Young are not expected to attend the Annual Meeting. The Funds do not know of any direct or indirect financial interest of Ernst & Young in the Funds.

The Audit Committee, in its discretion, may appoint a new independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Fund and its shareholders. On November 18, 2011, the Audit Committee of the Board of SRV replaced Deloitte & Touche LLP, SRV’s prior independent registered public accounting firm (the “Prior Auditor”), with Ernst & Young to audit SRV’s financial statements for the fiscal year ending November 30, 2011. This change from Deloitte & Touche LLP to Ernst & Young is relevant only to SRV as SRF and SZC were launched in 2012, after the decision to replace Deloitte & Touche LLP. The decision to replace the Prior Auditor was approved by the Audit Committee and the full Board of Trustees. The reports of the Prior Auditor on the financial statements of the Fund as of November 30, 2009 and November 30, 2010, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During SRV’s two fiscal years ended November 30, 2009 and November 30, 2010 and the subsequent interim period preceding the replacement of the Prior Auditor, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused SRV to make reference to the subject matter in connection with its report on SRV’s financial statements for such years. During the two fiscal years ended November 30, 2009 and November 30, 2010 and the subsequent interim period preceding the replacement of the Prior Auditor, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

SRV provided the Prior Auditor with a copy of the disclosures in this Proxy Statement prior to the time it was filed with the SEC. In the event the Prior Auditor believed the disclosures were incorrect or incomplete, the Prior Auditor was permitted to express its views in a brief statement to be included in this Proxy Statement. The Prior Auditor did not submit such a statement as it did not believe that the disclosures were incorrect or incomplete.

During SRV’s two fiscal years ended November 30, 2009 and November 30, 2010 and in the subsequent interim period through November 18, 2011, neither the Adviser nor anyone on behalf of the Fund consulted with the Prior Auditor in any manner regarding any of the matters described in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

Audit Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed to each Fund by Ernst & Young for professional services rendered for the audit of such Fund’s annual financial statements are set forth on Annex A. All of the audit services for the fiscal years ended November 30, 2012 and 2011 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Audit-Related Fees

For each Fund’s two most recently completed fiscal years, there were no fees billed by Ernst & Young for assurance and related services reasonably related to the performance of the audit of such Fund’s annual financial statements.

Tax Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed by Ernst & Young and approved by the Audit Committee of each Fund for professional services rendered for tax compliance, tax advice, and tax planning (such fees relate to tax services provided by Ernst & Young in connection with the Funds’ tax compliance) are set forth on Annex A.

All of the tax services for the fiscal years ended November 30, 2012 and 2011 were approved by the Audit Committee in accordance with its pre-approval policies and procedures. Ernst & Young did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Funds’ Audit Committee for such fiscal periods.

All Other Fees

There were no fees billed by Ernst & Young for the fiscal years ended November 30, 2012 and 2011 for services rendered to the Funds other than audit, audit-related and tax services.

Aggregate Non-Audit Fees

For each Fund’s two most recently completed fiscal years, the aggregate non-audit fees billed by Ernst & Young for services rendered to each Fund, the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to a Fund that directly related to the operations and financial reporting of the Fund are set forth on Annex A.

Principal Shareholders

As of April 19, 2013, to the knowledge of each Fund, no person beneficially owned more than 5% of the voting securities of the one class of securities of the Fund.

Important Notice Regarding Internet Availability of Proxy Materials for Annual Meeting to be held on May 23, 2013

This Proxy Statement, each Fund’s most recent Annual Report, the form of proxy and the Notice of Annual Meeting (the “Proxy Materials”) are available to you on the internet at https://www.proxy-direct.com/cus-24520 or copies may be requested via telephone at (888) 777-2346. These Proxy Materials will be available on the internet through the day of the Annual Meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require each Fund’s officers and Trustees, the Adviser, affiliated persons of the Adviser, and persons who beneficially own more than ten percent of a Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the NYSE. Based upon each Fund’s review of the copies of such forms effecting the Section 16 filings received by it, each Fund believes that for its most recently completed fiscal year, all filings applicable to such persons were completed and timely filed.

Privacy Principles of the Funds

In order to conduct its business, each Fund collects and maintains certain nonpublic personal information about its shareholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. The Funds do not collect or maintain personal information about shareholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

The Funds do not disclose any nonpublic personal information about you, other shareholders or former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, the Funds restrict access to nonpublic personal information about their shareholders to those employees who need to know that information to provide services to our shareholders. The Funds also maintain certain other safeguards to protect your nonpublic personal information.

Deadline for Shareholder Proposals

The deadline for submitting shareholder proposals for inclusion in a Fund’s proxy statement and form of proxy for each Fund’s annual meeting of shareholders in 2014 is Wednesday, December 25, 2013. Any shareholder proposal that is intended to be presented at such annual meeting, but not submitted for inclusion in a Fund’s proxy statement and form of proxy in accordance with the foregoing sentence, must be received by the Fund’s Secretary at the address indicated on the first page of this Proxy Statement no earlier than Friday, December 27, 2013 and no later than Sunday, January 26, 2014. Any such proposal received after such date will be considered untimely and will be excluded from consideration at the next annual meeting in accordance with each Fund’s advance notice By-Law. The mere submission of a proposal or notice of proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement or otherwise considered at such annual meeting because certain federal rules and a Fund’s advance notice By-Law, respectively, must be complied with before consideration of the proposal is required.

Other Matters

The management of the Funds knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Adjournment

In the event a quorum is present at the Annual Meeting but sufficient votes to elect the Trustee nominees are not received, proxies (including broker non-votes) would vote in favor of one or more adjournments of the Annual Meeting with respect to such item(s) of business to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of the negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Very truly yours,

BARRY Y. GREENBERG
Secretary of each Fund

April 24, 2013

ANNEX A

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees to Independent Registered Public Accountants

Fiscal Year ended November 30, 2012

			Non-Audit Fees
Fund	Fiscal Year End	Audit Fees	Audit Related	Tax	Other	Total Non-Audit	Total
SRV	11/30	$71,750	$0	$21,000	$0	$21,000	$92,750
SRF*	11/30	$108,500	$0	$17,000	$0	$17,000	$125,500
SZC**	11/30	$91,500	$0	$17,000	$0	$17,000	$108,500

*	SRF commenced operations on February 28, 2012.
**	SZC commenced operations on September 25, 2012.

Fiscal Year ended November 30, 2011

Non-Audit Fees
Fund	Fiscal Year End	Audit Fees	Audit Related	Tax	Other	Total Non-Audit	Total
SRV	11/30	$66,371	$0	$19,000	$0	$19,000	$85,371
SRF***	11/30	n/a	n/a	n/a	n/a	n/a	n/a
SZC****	11/30	n/a	n/a	n/a	n/a	n/a	n/a

***	SRF commenced operations on February 28, 2012.
****	SZC commenced operations on September 25, 2012.

APPENDIX A

REPORT OF THE AUDIT COMMITTEE OF

THE CUSHING® MLP TOTAL RETURN FUND

THE CUSHING® ROYALTY & INCOME FUND

THE CUSHING® RENAISSANCE FUND

The Audit Committee (the “Committee”) of the Funds oversees each Fund’s accounting and financial reporting processes and the audits of each Fund’s financial statements. Management is responsible for the preparation, presentation and integrity of each Fund’s financial statements, each Fund’s accounting and financial and reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in each Fund’s Annual Report dated November 30, 2012 with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

In the performance of its oversight function, the Committee has considered and discussed each Fund’s November 30, 2012 audited financial statements with management and with Ernst & Young LLP (“Ernst & Young”), each Fund’s independent registered public accounting firm. The Committee has also discussed with Ernst & Young the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Rule AU 380, The Auditor’s Communication with those Charged with Governance. The Committee reviewed with Ernst & Young, who is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgment as to the quality, not just the acceptability, of each Fund’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, the Committee reviewed the written disclosures and the letter from Ernst & Young required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, has considered whether the provision of other non-audit services by Ernst & Young to each Fund is compatible with maintaining Ernst & Young’s independence, and has discussed with Ernst & Young the independence of the independent registered public accounting firm.

The Committee discussed with Ernst & Young the overall scope and plans for the audit. The Committee discussed with Ernst & Young the results of its examinations, its evaluations of each Fund’s internal controls, and the overall quality of each Fund’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Committee Charter, the Committee recommended to the Board of Trustees (and the Board has approved) that the audited financial statements of each Fund be included in the Annual Report to Shareholders for such Fund for the fiscal year ended November 30, 2012 and to be filed with the Securities and Exchange Commission.

Shareholders are reminded, however, that the members of the Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and Ernst & Young. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions referred to above do not assure that the audit of each Fund’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the United States of America or that each Fund’s independent registered public accounting firm is, in fact, “independent.”

January 24, 2013

Brian R. Bruce, Audit Committee Chair

Edward N. McMillan, Audit Committee Member

Ronald P. Trout, Audit Committee Member

A-1

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 8117 Preston Road, Suite 440 Dallas, TX 75225 on May 23, 2013

FUNDS	FUNDS	FUNDS
The Cushing® MLP Total Return Fund (“SRV”)	The Cushing® Royalty & Income Fund (“SRF”)	The Cushing® Renaissance Fund (“SZC”)

Please detach at perforation before mailing.

PROXY	THE CUSHING CLOSED-END FUNDS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 23, 2013	PROXY

The undersigned holder of common shares of the Fund(s) referenced above, hereby appoints Barry Y. Greenberg, John H. Alban, Daniel L. Spears and Jerry V. Swank as Proxies, each with full power of substitution, and hereby authorizes each of them, to represent and to vote, as designated on the reverse side of this proxy card, all common shares of the Fund(s) held of record on April 19, 2013, by the undersigned at the Annual Meeting of Shareholders to be held on May 23, 2013 and all adjournments, postponements or delays thereof (the “Annual Meeting”), with all powers the undersigned would possess if personally present.

The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on May 23, 2013, and, if the Annual Meeting is adjourned, postponed or delayed, at any later meeting(s), for the purposes stated in the Notice of Annual Meeting.

The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting.

Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, corporate officer, etc., please sign your title as such. Joint owners should each sign.

Signature

Signature (if held jointly)

Date	TCF_24520_040213

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Shareholders Meeting to Be Held on May 23, 2013.

The Proxy Statement and Proxy Card for this meeting are available at:

https://www.proxy-direct.com/cus-24520

Please detach at perforation before mailing.

IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE TRUSTEES AND IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN.

The Board of Trustees (The “Board”) of your Fund(s) unanimously recommends that you vote “FOR” the election of the Trustees.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ¢

1a. Election of Trustees:

01. Ronald P. Trout

	FOR	WITHHOLD
The Cushing® MLP Total Return Fund (“SRV”)	☐	☐

1b. Election of Trustees:

01. Brian R. Bruce 02. Ronald P. Trout

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 The Cushing® Royalty & Income Fund (“SRF”)	☐	☐	☐

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
02 The Cushing® Renaissance Fund (“SZC”)	☐	☐	☐

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.